EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 10-K for the period ended June 30, 2009 of Lifestyle Choice Meals, Inc., a Nevada corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Andrea Worsley, Chairman, President and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Annual Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

     2.   The information  contained in this Annual Report fairly  presents,  in
          all  material  respects,   the  financial  condition  and  results  of
          operation of the Company.


Date: September 18, 2009


/s/ ANDREA WORSLEY
________________________________________
Andrea Worsley
President, Secretary Treasurer,
Principal Executive Officer,
Principal Financial Officer and Director